Lydall®

Investor Day, 2020

December 9, 2020

Forward-Looking Statements

This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact, including statements about the outlook for future period performance, the expected impact of the coronavirus pandemic , and optimizing profit and cash flow generation may be deemed to be forward-looking statements. . Forward-looking statements, which generally can be identified through the use of words such as "believes," "anticipates," "may," "should," "will," "plans," "projects," "expects," "expectations," "estimates," "forecasts," "predicts," "targets," "prospects," "strategy," "signs," and other words of similar meaning in connection with the discussion of future operating or financial performance, are intended to provide management's current expectations for the future operating and financial performance of the Company based on current expectations and assumptions relating to the Company's business, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, worldwide economic or political changes that affect the markets that the Company's businesses serve which could have an effect on demand for the Company's products and impact the Company's profitability, challenges encountered by the Company in the execution of restructuring programs, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, disruptions in the Company's businesses from pandemics, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, the Company's actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Additional information regarding the factors that may cause actual results to differ materially from these statements is available in Lydall's filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Lydall's Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports. This presentation contains non-GAAP financial measures as defined by SEC regulations. The Appendix of this presentation includes a reconciliation to the most comparable GAAP measures.


Products that make our world cleaner


Products that make our world safer


Products that make our world quieter





Inside the things you see and touch every day









...and many **unexpected** places too.



2020 catapulted Lydall® onto the world stage

FILTER MEDIA | LIFE SCIENCES

‘Protecting places and spaces’ – Lydall drives on innovation as filtration rises into the mainstream consciousness

MATT MIGLIORE NOVEMBER 19, 2020



Business

Lydall Awarded Defense Department Protective Mask Contract

Manchester-bsed Lydall Inc. has been awarded a federal protective mask contract.

By Chris Dehnel, Patch Staff
Jul 2, 2020 10:22 am ET

Like 343 Share

Replies (2)



Lydall
Lydall

TheStreet | VIDEO | JIM CRAMER | INVESTING | PERSONAL FINANCE | RETIREMENT | TECHNOLOGY | MAR

Lydall CEO Breaks Down Importance of MERV-13 Filters

KATHERINE ROSS · SEP 28, 2020 · 1:55

One thing that has been discussed extensively, aside from face masks, during the coronavirus pandemic is whether or not air filtration indoors plays a big role.

According to the United States Environmental Protection Agency says on their website about air cleaners, HVAC filters, and COVID-19: "Air cleaners and HVAC filters are designed to filter pollutants or contaminants out of the air that passes thru them. Air cleaning and filtration can help reduce airborne contaminants, including particles

yahoo!news

How this 150 year-old company is boosting air filtration in commercial spaces amid COVID-19

September 25, 2020

Lydall's president and CEO, Sara Greenstein joins Yahoo Finance's On the Move to talk about how her company is improving ventilation and air filtration in commercial spaces and beyond.

Video Transcript


WMUR

Lydall is in the best position in our 150-year history to deliver sustainable, profitable growth.

TODAY

- Revenues **$747 million**[1]
- Adjusted EBITDA **$61 million**[1]
- Adjusted EBITDA margin of **8.2%**[1]
- Capturing market opportunities propelled by structural shifts for higher-performance filtration solutions



Lydall

[1] Based on TTM as of 9/30/2020


Lydall

2025

- Adjusted EBITDA between **$140 million and $160 million**
- Adjusted EBITDA margin of **15% or greater**
- Free cash flow conversion of **75% or greater**
- ROIC of **20% or greater**

Delivering Stable, Profitable Growth

EXECUTION PRIORITIES

- Consistently evolving portfolio towards Specialty Filtration and Advanced Materials Solutions
- Leveraging installed base and global footprint to pursue new adjacencies and innovation
- Investing in highest ROIC activities



Lydall

Long-Term Roadmap to Value Creation

Clear, Consistent Strategy for Profitable Growth

1. Fix and Focus
2020 - 2021

Fixing the core and optimizing the portfolio

2. Grow and Differentiate
2021 - 2023

Leveraging our optimized portfolio to further expand into high-growth areas

3. Accelerate Value Creation
2023 - Forward

Delivering enhanced shareholder returns over long-term

OPTIMIZING LYDALL'S PORTFOLIO TO DRIVE LONG-TERM GROWTH AND ACCELERATE DELIVERY OF SHAREHOLDER VALUE

Lydall

Committed Team, Focused Execution

Continuous Reshaping of Product Portfolio

Organic Investment in Innovation	Deep Customer Relationships

Strengthened Team / Operational Improvements and Optimization

MARGIN EXPANSION

ENHANCED CASH GENERATION

Transformation Office Focuses Organization for Success

Built on a culture focused on driving value through lean principles

- GROWTH INVESTMENTS
- WORKING CAPITAL
- PROCUREMENT
- COMMERCIAL
- MANUFACTURING

EXECUTIVE SPONSORSHIP LEADING EACH INITIATIVE

Lydall

Megatrends are driving fundamental changes in our market and creating new opportunities.



GLOBAL MEGATREND

Awareness of Indoor Air Quality Goes Mainstream

Driving demand for specialty filtration across industrial, commercial, residential and medical/health sectors



GLOBAL MEGATREND

Domestic Supply Chain Commands Attention

Driving demand for domestic production of essential products



GLOBAL MEGATREND

Vehicle Electrification Redefining Safety and Sound

Increased demand for advanced materials that meet changing customer expectations

Demand for Specialty Filtration and Advanced Materials Solutions is Growing



SPECIALTY FILTRATION

$5B | ***5% - 10% CAGR***



ADVANCED MATERIALS SOLUTIONS

$15B | ***2% - 3% CAGR***

TOTAL ADDRESSABLE MARKET

$20B

Lydall

Specialty Filtration at a Glance



Specialty Air Filtration



Industrial Air & Liquid Filtration

Attractive End Markets and Applications



Molecular Filtration



Medical

Advanced Materials Solutions at a Glance



Sealing Solutions



Thermal Management Solutions

Attractive End Markets and Applications



Specialty Insulation



Automotive Acoustical Solutions

Lydall is well-positioned to meet growing demand in specialty filtration and advanced materials solutions.

Lydall

Lydall's Competitive Advantages

Well-Positioned for Structural Shift Towards Higher Efficiency Filtration

- One of the largest global suppliers of fine fiber meltblown filtration media
- Building capacity for up to 8.7 billion masks globally
- Full suite of capabilities, including industrial, commercial, and residential filtration solutions
- Actively engaged in the ever-increasing air quality regulatory requirements and standards globally

Lydall

Lydall's Competitive Advantages

Quality and Consistency of Diverse Product Portfolio

- Global brands renowned for high performance
- Deep materials science expertise
- Expansion of Filtration Center of Excellence

Lydall's Competitive Advantages

Strengthened organizational structure

- Enhanced leadership across all business units
- Implementing "One Lydall" to focus on productivity and innovation
- Creation of Transformation Office
- Executive compensation aligned with shareholder value

Lydall's Competitive Advantages

Product Agility and Deep Customer Relationships

- History delivering highly engineered solutions
- Deeply embedded with customers
- Building new partnerships, customer relationships and products in adjacent markets

Lydall

When what's inside matters, customers choose Lydall®

Long-Term Roadmap to Value Creation

1. **Fix and Focus** 2020 - 2021
2. **Grow and Differentiate** 2021 - 2023
3. **Accelerate Value Creation** 2023 - Forward

Fix and Focus

- Disciplined capital deployment to drive operating margins and cash flow
- Energize culture under **"One Lydall"**
- Extract value from recent investments
- Capture significant growth opportunities in Specialty Filtration

Lydall

Realizing Lydall's Operational Excellence

STRATEGIC EXECUTION + STRONG PROCESSES + HIGH-PERFORMING TEAMS =

Sustainable Cash Flow Growth

Increased Operating Margins

Long-Term Roadmap to Value Creation

1. Fix and Focus
2020 - 2021

2. **Grow and Differentiate**
2021 - 2023

3. Accelerate Value Creation
2023 - Forward

Grow and Differentiate

- Continue to invest in Lydall's technological leadership
- Extend product portfolio into market adjacencies
- Grow in attractive Specialty Filtration and Advanced Materials Solutions applications and end markets

Lydall

Long-Term Roadmap to Value Creation

1\. Fix and Focus 2020 - 2021

2\. Grow and Differentiate 2021 - 2023

3\. Accelerate Value Creation 2023 - Forward

Accelerate Value Creation

- Continued focus on opportunistic portfolio optimization
- Leverage lean operations and strong, unified culture
- Engage in disciplined, meaningful acquisitions accretive to shareholder value
- Delivering enhanced returns to shareholders

Lydall

Delivering on our Corporate Responsibility Commitments

ENVIRONMENTAL

- Create a cleaner, quieter safer world
- Addressing global sustainability megatrends
- Strong corporate environmental policy

SOCIAL

- Robust supply chain oversight to ensure responsible sourcing
- Freedom of Association Policy
- Ethics and Business Conduct Code
- Strengthened focus on employee safety initiatives
- Expanding D&I Initiatives Beyond Executive Team and BOD

GOVERNANCE

- Independent, involved and diverse Board of Directors
- Strong Board diversity
- Anonymous, non-retaliatory whistleblower program

LYDALL INCREASING FOCUS ON SAFETY INITIATIVES AND INCREASED ESG TRANSPARENCY GOING FORWARD

Lydall

Success:
What Does it Look Like by 2025?

- Adjusted EBITDA between $140 million and $160 million
- Free cash flow conversion of 75% or greater
- ROIC of 20% or greater
- Enhanced market positions in high-growth markets
- Ample capital to invest in growth and deliver strong shareholder value



Lydall

Specialty Filtration Media and Advanced Materials Solutions Key Takeaways

1. Overall **marketplace for nonwoven filtration media is massive**, with healthy **growth rate exceeding GDP**
2. Segments of the nonwoven media market **serving Indoor Air Quality and PPE applications growing at double the market rate**, likely to extend mid to long term
3. **Strong competitive differentiators** and market position will enable Lydall to further **capture these growth opportunities**
4. Lydall's Materials Science and Application expertise present **major growth opportunities** for high-margin **Advanced Materials Solutions** business



Lydall

$5.3 Billion Global Filtration Market for Nonwoven Media

2019 Global Market by Technology


43%
57%
Air Filtration
Liquid Filtration

~10%

Lydall's current share of air filtration media segment

Air Filtration by Application


28%
62%
10%
HVAC (IAQ)
PPE/Healthcare
Other *

- IAQ and PPE markets exceeding **10%** CAGR

50%

Percent of Air Filtration market driven by high-performance filters demanding specialty filtration media

2019 Global Market by Geography


43%
34%
23%
Americas
EMEA
APAC

Lydall

*Includes Cabin Air and Industrial filtration

Source: Internal estimates; Freedonia, BCC, Frost & Sullivan, and INDA

The Pandemic has Accelerated Megatrends Towards Specialty Filtration Media

INDOOR AIR QUALITY

+

SUPPLY CHAIN RE-DISTRIBUTION

=

Execution at Scale; Long-term Profitable growth

LYDALL POSITIONED TO CAPTURE INCREASING DEMAND FOR SPECIALTY FILTRATION MEDIA

Lydall

Air Filtration Media – Respirators & Masks

U.S. Respirator & Mask Demand
(in billions)



0.8
3.5
3.5
15+
1.5
5
2019 & Prior
2020-2022
2023 & Beyond

2x
Estimated Demand Growth by 2023

U.S. Fine Fiber Meltblown Media Demand
(in metric tons)



600
7000+
5000
2019 & Prior
2020-2022
2023 & Beyond

8x
Estimated Demand Growth by 2023

Lydall ● FINE FIBER MELTBLOWN MEDIA ● N95 RESPIRATORS ● SURGICAL MASKS

Source: Internal estimates; Freedonia, BCC, Frost & Sullivan, and INDA

Players in the supply chain are rapidly mobilizing


CBS NEWS
N95 mask shortage comes down to this key material: "The supply chain has gotten nuts"

The Guardian
How the face mask became the world's most coveted commodity

THE WALL STREET JOURNAL
3M CEO on N95 Masks: 'Demand Exceeds Our Production Capacity'

3.3x | Demand surge for BFE masks and other essential PPE[1]

4-10x | Increase in N95 respirator sales in the US[2]

MASSIVE SUPPLY CHAIN REDISTRIBUTION WILL DRIVE SUSTAINABLE LONG-TERM DEMAND

[1] Survey conducted by Premier, Inc. Press Release April 1, 2020
[2] Global Data, April 3, 2020, 4x for hospital PPE demand only and 10x demand for demand outside of hospitals

Air Filtration Media – Indoor Air Quality



From "Good"
(MERV 11 and below)



To "Better" / "Best"
(MERV 13 and higher)

- Pandemic has driven regulatory changes to indoor air quality standards, shifting demand to higher performance filters
- Lydall's "specialty" product expertise makes us a preferred partner with our customers to address this demand

Lydall

Filtration Media Demand is shifting from MERV 11 and below to MERV 13 and up



-0.3x
+3.3x
MERV 11 and below
MERV 13 and higher
2019 MARKET
2021 MARKET

SHIFTING MIX TO HIGHER-MARGIN OPPORTUNITIES

Source: Lydall Voice of Customer survey of key North American customers

Lydall is Positioned to Win

$40M Commitment
to expand Specialty Filtration Assets


Rochester, NH


St.-Rivalain, FR

- Flexible capacity allowing us to serve media for PPE and IAQ filtration
- Locked into long-term contracts with major customers

Rochester, NH
Filtration Center of Excellence





- Industry Recognized High Quality Leader
- Influence new filtration standards and research, globally

COMPANIES ABLE TO BUILD AND SCALE CAPACITY FASTEST WILL "WIN" THE FILTRATION MEDIA OPPORTUNITY

Lydall

Competitive Landscape – Voice of Customer

○ Poor - - - - - Best ● (Competitive)

	PRODUCTION FLEXIBILITY	QUALITY	APPLICATIONS ENGINEERING	INNOVATION
Lydall	●	●	◕	◕
COMPETITOR A	◑	●	◑	◕
COMPETITOR B	◔	○	◔	◑
COMPETITOR C	◑	◑	◕	◔
COMPETITOR D	◔	○	◑	◔

LYDALL'S PRODUCTION FLEXIBILITY, QUALITY, APPLICATIONS ENGINEERING, AND INNOVATION SET IT FAR ABOVE COMPETITORS

Lydall

Over 50 Years of Diverse Filtration Media Capabilities


WETLAID / MICROGLASS

MERV 13+ Filters
HEPA Filters/Ventilators


SYNTHETIC / MELTBLOWN

PPE
MERV 11+ Filters


DRYLAID / CARDING &NEEDLEPUNCH

Industrial Bag Filters
Automotive NVH parts


COMPOSITE

Self-Support Pleat Filters
MERV 11+


SYNTHETIC
WETLAID
Lydall Sales
AIRLAID
COMPOSITE

LYDALL'S MATERIALS SCIENCE AND APPLICATIONS ENGINEERING EXPERTISE SUPPORT MARKET LEADERSHIP

Competitive Differentiators



Unmatched Materials Science and Applications Engineering Expertise



Flexible, Customized Production Assets with Precision Quality



Global Footprint Optimized to meet Near Sourced Requirements

DECADES-LONG EXPERIENCE IN CREATING RELIABLE FILTRATION MEDIA POSITION LYDALL FOR SUCCESS

Beyond Specialty Filtration, Lydall has Opportunities in Advanced Materials Solutions applications

Attractive End Markets and Applications



Sealing Solutions



Thermal Management Solutions



Advanced Lightweight Composite Materials



Automotive Acoustical Solutions

Existing businesses in Advanced Materials:

- Fiber Gasket Materials and Parts for Agriculture, Commercial Equipment, Automotive and Small Engines. Lydall's Interface brand is recognized as #1
- Custom Engineered Parts for Thermal Protection & Insulation applications
- Nonwoven Fabrics for Advanced Lightweight Composites used in Aerospace and Defense
- Lightweight Durable Materials and Engineered Solutions for Acoustic Insulation

Lydall

Lydall's Long-Term Opportunity

Large, Growing Nonwovens Market

Indoor Air Quality and PPE applications growing at double the rate

Strong competitive differentiators will allow Lydall to Win

Advanced Materials Solutions present substantial growth opportunities

Lydall


MADE IN THE USA
ROCHESTER
NEW HAMPSHIRE
DA30
DA30

Lydall

Long-Term Roadmap to Value Creation

Clear, Consistent Strategy for Profitable Growth

1. Fix and Focus 2020 - 2021

Fixing the core and optimizing the portfolio to drive organic growth and cash generation

0 – 18 MONTHS

2. Grow and Differentiate 2021 - 2023

Leveraging our optimized portfolio to further expand into high-growth areas where we are well positioned to compete

0 – 36 MONTHS

3. Accelerate Value Creation 2023 - Forward

Delivering enhanced shareholder returns over long-term

BEYOND 2023

OPTIMIZING LYDALL'S PORTFOLIO TO DRIVE LONG-TERM GROWTH AND ACCELERATE DELIVERY OF SHAREHOLDER VALUE

Lydall

Where We Are Today

Adjusted EBITDA[1]



($M)
$93
$61
TTM Q3-19
TTM Q3-20

Free Cash Flow[2]



($M)
$55
FCF CONVERSION
59%
$69
FCF CONVERSION
52%
TTM Q3-19
TTM Q3-20

ROIC[3]



12.0%
6.5%
TTM Q3-19
TTM Q3-20

Lydall

[1] Reference Appendix for reconciliation between adjusted and GAAP financials
[2] Free Cash Flow = Net Cash provided by Operations less Capital Expenditures
Free Cash Flow Conversion = (Adj. EBITDA less Capital Expenditures) / Adj. EBITDA
[3] ROIC = (EBITA after tax) / (Net PP&E plus Net Working Capital)

Clear, Consistent Strategy for Profitable Growth

	2023	2025
ADJUSTED EBITDA	$110M - $120M	$140M - $160M
FCF CONVERSION[1]	~65%	75%+
ROIC[2]	~15%	20%+

ACCELERATING SHAREHOLDER RETURNS

Lydall

[1] Free Cash Flow Conversion = (Adj. EBITDA less Capital Expenditures) / Adj. EBITDA
[2] ROIC = (EBITA after tax) / (Net PP&E plus Net Working Capital)

Achieving GDP+ Growth


$229
~$300
TTM Q3-20
2023

Specialty Filtration

- Capital deployed to capture near-term PPE and longer-term indoor air protection opportunity
- Increasing capacity to ~3x; >50 percent committed in long-term contracts
- Lowered capital commitment through strategic partnerships with governments and customers



Lydall

*Sales, In millions ($) except where noted

Achieving GDP+ Growth




$535
TTM Q3-20
~$640
2023

Advanced Materials Solutions

- Focus on new markets and platforms
- Leveraging megatrends
- Expanding high-margin businesses

Lydall

*Sales, In millions ($) except where noted

Clear Path to Nearly Doubling Adjusted EBITDA by 2023



$61
TTM Q3-20
$5 - $6 million
GROW & DIFFERENTIATE
FIX & FOCUS
$110M - $120M
2023
ACCELERATE VALUE CREATION
$140M - $160M
2025

Lydall

ANTICIPATING SIGNIFICANT SAVINGS IN 2021 AND BEYOND

Near-Term Execution Actions

- Solidify global leadership in specialty filtration
- Deploy new specialty filtration assets
- Rationalize manufacturing footprint & focus on high ROIC opportunities
- Continue to optimize proven product lines to enhance margins

Long-Term Optimization Priorities

- Rapidly develop next generation filtration capabilities
- Differentiate & grow in attractive markets
- Direct capital towards high-margin engineered solutions

2020 Actions Taken to Optimize Global Portfolio

INVESTMENT	Q3 2020	Q4 2020	2021	TOTAL
	$15 $5.5[1]	~$3	~$2	$20 $5.5[1]

ANNUALIZED SALES[2]	ANNUALIZED SAVINGS[2]
($11) – ($13)	$5 – $6

RATIONALIZING GLOBAL FOOTPRINT TO RE-FOCUS ON HIGHEST RETURN ACTIVITIES

Intent to exit sealing solutions German facility

Idle low performance filtration production line in the United States

Announced closure of low-volume Netherlands membrane facility

Lydall

[1] Non-cash
[2] In millions ($) except where noted

Capital Deployment Strategy

2015 – 2019 FCF DEPLOYMENT



M&A (59%)
Share Repurchase (2%)
Debt Paydown (17%)
Organic Investment (22%)

CASH PRIORITIES

- Disciplined Reinvestment to Drive Organic Growth
- Target Debt / EBITDA Leverage of <2.5x
- Opportunistic Share Repurchases
- Long-term, Tuck-in Acquisitions

2020 – 2023 FCF DEPLOYMENT



M&A
Share Repurchase
Debt Paydown
Organic Investment

Lydall

Financial Key Takeaways

1. **Significant improvement underway** through Fix and Focus / Grow and Differentiate initiatives
2. Clear roadmap to **improved profitability**
3. **Disciplined capital deployment** to the highest return activities
4. Continued **healthy cash flow** to fund organic growth investments



Lydall

Appendix – Non-GAAP Reconciliations

Adjusted EBITDA

($M)	TTM Q3-19	TTM Q3-20
Net loss	$ 7.1	$ (144.4)
Employee benefit plans settlement expenses	25.7	(0.1)
Interest expense	14.6	15.1
Income tax benefit	(2.9)	(5.8)
Other expense, net	(1.6)	0.2
Income from equity method investment	(0.1)	(0.1)
Operating income (loss)	42.8	(135.1)
Depreciation and amortization (1)	46.9	48.3
Employee benefit plans settlement expenses	25.7	(0.1)
Other expense, net	(1.6)	0.2
Income from equity method investment	(0.1)	(0.1)
EBITDA	**$ 65.7**	**$ (86.9)**
% of net sales	*7.7%*	*-11.6%*
Strategic initiatives expenses	$ 1.8	$ 3.3
TNW restructuring expenses	0.9	0.2
Inventory step-up purchase accounting adjustments	0.6	-
Impairment of goodwill and long-lived assets	-	125.3
CEO transition expenses	-	2.3
Reduction-in-force severance expenses	-	2.2
PM restructuring expenses	-	15.0
Employee benefit plans settlement expenses	25.7	(0.1)
Gain on sale from a divestiture	(1.5)	-
EBITDA, adjusted	**$ 93.4**	**$ 61.4**
% of net sales	*10.9%*	*8.2%*

(1) For purpose of this schedule, the depreciation and amortization expense for the TTM Q3-20 period excludes $5.3 million of accelerated depreciation of property, plant and equipment and other intangible assets in the PM segment since this expense is included in the restructuring expenses of $15.0 million.

Free Cash Flow

($M)	TTM Q3-19	TTM Q3-20
Net cash provided by operating	$ 93.2	$ 98.5
Capital expenditures	(38.4)	(29.2)
Free cash flow	$ 54.8	$ 69.4
Adjusted EBITDA	$ 93.4	$ 61.4
FCF Conversion	59%	52%

ROIC

($M)	TTM Q3-19	TTM Q3-20
Adjusted EBITDA	$ 93.4	$ 61.4
Depreciation	26.8	27.4
Adjusted EBITA	$ 66.5	$ 34.0
Tax Rate	*25%*	*25%*
EBITA After Tax	$ 49.9	$ 25.5
PP&E, Net	$ 216.7	$ 204.8
Operating Lease Right-of-Use Assets	24.1	21.5
Other Assets, Net	9.0	7.8
Current Assets	312.8	354.9
Current Liabilities	(140.8)	(185.8)
Long-Term Lease Liability	(19.2)	(17.4)
Invested Capital	$ 402.6	$ 385.8
Return on Invested Capital	***12.0%***	***6.5%***

Appendix – Sales Reconciliation

($M)	2018	2019	TTM Q3-20
PM Filtration	$ 93.1	$ 93.3	$ 108.6
TNW Industrial Filtration	157.6	144.3	120.7
Specialty Filtration	$ 250.7	$ 237.6	$ 229.4
PM Sealing & Advanced Solutions	$ 76.1	$ 152.2	$ 138.7
TNW Advanced Materials	119.5	111.0	103.9
Thermal Acoustical	365.4	361.6	292.8
Advanced Material Solutions	$ 561.0	$ 624.8	$ 535.4
Eliminations	$ (25.8)	$ (25.0)	$ (17.7)
Total	$ 785.9	$ 837.4	$ 747.1
Specialty Filtration	31%	28%	30%
Advanced Material Solutions	69%	72%	70%

Lydall®